Exhibit 3.253

State of California
March Fong Eu Form LP-1
Secretary of State
CERTIFICATE OF LIMITED PARTNERSHIP
IMPORTANT—Read instructions on back before completing this form
This Certificate is presented for filing pursuant to Section 15621, California Corporations Code.
1. NAME OF LIMITED PARTNERSHIP
Falcon Community Ventures I Limited Partnership.
2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE CITY AND STATE ZIP CODE
10866 Wilshire Boulevard    Los Angeles, CA 90024
3. STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IS IN ANOTHER STATE CITY ZIP CODE
N/A CA
4. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED.
THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON 19 WITH THE
RECORDER OF COUNTY.
FILE OR RECORDATION NUMBER
5. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE, IF NECESSARY)
A. NAME: Falcon Community Enterprises, Inc.     C. NAME:
ADDRESS: 10866 Wilshire Blvd. ADDRESS:
CITY: Los Angeles    STATE: CA ZIP CODE: 90024 CITY: STATE: ZIP CODE:
B. NAME: D. NAME:
ADDRESS: ADDRESS:
CITY: STATE: ZIP CODE: CITY: STATE: ZIP CODE:
6. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS:
NAME: Mark Goldman
ADDRESS: 1801 Century Park East, Suite 2222 CITY: Los Angeles STATE: CA ZIP CODE: 90067
7. ANY OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN ARE A PART OF THIS CERTIFICATE.
8. INDICATE THE NUMBER OF GENERAL PARTNERS SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, DISSOLUTION, CONTINUATION AND CANCELLATION.
NUMBER OF PAGES ATTACHED: 0 NUMBER OF GENERAL PARTNER(S) SIGNATURE(S) IS/ARE: 1
(PLEASE INDICATE NUMBER ONLY)
9. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)
Falcon Community Enterprises, Inc.
SIGNATURE ILLEGIBLE BY: SIGNATURE
President 8/25/89
POSITION OR TITLE DATE POSITION OR TITLE DATE
SIGNATURE     SIGNATURE
POSITION OR TITLE DATE POSITION OR TITLE DATE
10. RETURN ACKNOWLEDGEMENT TO:
NAME Lucille Pavco, Esq.
ADDRESS Dow Lohnes & Albertson
CITY 1255 23rd st. NW. Suite 500
STATE Washington, DC 20037
ZIP CODE
SEC/STATE REV. 1/88
FORM LP-1—FILING FEE: $70
Approved by Secretary of State
THIS SPACE FOR FILING OFFICER USE
8924000005
FILED
In the office of the Secretary of State
of the State of California
AUG 28 1989 MARCH FONG EU
SECRETARY OF STATE

State of California
March Fong Eu
Secretary of State
Form LP-2
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
IMPORTANT—Read instructions on back before completing this form
This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.
1. SECRETARY OF STATE FILE NO.
(ORIGINAL CERTIFICATE—FORM LP-1)
8924000005
2. NAME OF LIMITED PARTNERSHIP
Falcon Community Ventures I Limited Partnership
3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE, IF NECESSARY).
A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:
B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:
ADDRESS:
CITY: STATE: ZIP CODE:
E. GENERAL PARTNER NAME CHANGE:
OLD NAME:
NEW NAME:
C. CALIFORNIA OFFICE ADDRESS CHANGE:
ADDRESS:
CITY:                STATE: CA                 ZIP CODE:
F. GENERAL PARTNER(S) WITHDRAWN:
NAME: Falcon Community Enterprises, Inc.
NAME:
D. GENERAL PARTNER ADDRESS CHANGE:
NAME:
ADDRESS:
CITY: STATE:                 ZIP CODE:
G. GENERAL PARTNER ADDED:
NAME: Falcon Community Cable, L.P.
ADDRESS: 10866 Wilshire Boulevard, Suite 500
CITY: Los Angeles                STATE: CA                 ZIP CODE: 90024
H. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO
NAME:
ADDRESS:                 CITY:                 STATE: CA                ZIP CODE:
1. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, DISSOLUTION, CONTINUATION AND CANCELLATION IS CHANGED TO:
(PLEASE INDICATE NUMBER ONLY)
J. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGES:
NUMBER OF PAGES ATTACHED: 1
4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO, EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)
Illegible     Illegible
SIGNATURE                 SIGNATURE
Executive Vice President     Executive Vice President
POSITION OR TITLE                DATE                 POSITION OR TITLE                DATE
Falcon Holding Group, Inc., Gen. Partner of Falcon Community
Falcon Holding Group, Inc., General Partner of Falcon Community Investors,
SIGNATURE                 SIGNATURE l.p., general partner of folcon community cable, L.p.
Investors, L.P.
POSITION OR TITLE                DATE                 POSITION OR TITLE                DATE
THIS SPACE FOR FILING OFFICER USE
8924000005
FILED
In the office of the Secretary of State
of the State of California
FEB 11 1992
MARCH FONG EU
SECRETARY OF STATE
5. RETURN ACKNOWLEDGEMENT TO:
NAME                Ronald M. Boldt, Esq.
ADDRESS                Schiffmacher, Weinstein, Boldt & Racine
CITY                 1801 Century Park East, Suite 2200
STATE                Los Angeles, CA 90067
ZIP CODE
SEC/STATE REV. 1/88                FORM LP-2—FILING FEE, $15
Approved by Secretary of State

FALCON COMMUNITY VENTURES I LIMITED PARTNERSHIP

File No. 8924000005

Attachment to LP–2

3. G.	General Partner Added;

Falcon Community Investors, L.P.
10866 Wilshire Boulevard
Suite 500
Los Angeles, CA 90024

State of California
Secretary of State
bill jones
FILED in the office of the Secretary of State of the State of California
DEC 23 1999
BILL JONES, Secretary of State
This Space For Filing Use Only
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
A $30.00 filing fee must accompany this form. IMPORTANT– Read Instructions before completing this form.
1. SECRETARY OF STATE FILE NUMBER
198924000005
2. NAME OF LIMITED PARTNERSHIP
Falcon Community Ventures I, Limited Partners
3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.
A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “L.P.”)
B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
Address 12444 Powerscourt Drive, Suite 100
CITY St. Louis    STATE MO ZIP CODE 63131
C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT STREET ADDRESS
CITY
STATE CA ZIP CODE
D. THE ADDRESS OF GENERAL PARTNER(S)
NAME
address 12444 Powerscourt Drive, Suite 100
CITY St. Louis    STATE MO
ZIP CODE 63131
E. NAME CHANGE OF A GENERAL PARTNER
FROM: TO:
F. GENERAL PARTNER(S) CESSATION
G. GENERAL PARTNER ADDED
NAME
ADDRESS
CITY
STATE
ZIP CODE
H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY STATE
ZIP CODE
I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS
GKL Corporate/Search, Inc.
J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS ADDRESS
CITY
STATE CA
ZIP CODE
K. NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.
L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).
4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY)
5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT. WHICH EXECUTION IS MY ACT AND DEED.
Falcon Community Cable, L.P. By:
Vice President
SIGNATURE
POSITION OR TITLE
Marcy Lifton
PRINT NAME    DATE
Falcon Community Investors, A California Limited Partnership By:
Marcy Lifton
PRINT NAME    DATE
SIGNATURE Vice President POSITION OR TITLE
FORM LP-2–FILING FEE: $30.00
Approved by Secretary of State
SEC/STATE (REV. 10/98)

# State of California
# Secretary of State
## Bill Jones

# AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

**A $30.00 filing fee must accompany this form.**
**IMPORTANT— Read instructions before completing this form.**

FILED
In the office of the Secretary of State of the State of California
JUN 22 2001
BILL JONES, Secretary of State
This Space For Filing Use Only

1. SECRETARY OF STATE FILE NUMBER 198924000005
2. NAME OF LIMITED PARTNERSHIP Falcon Community Ventures I Limited Partnership

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS
CITY STATE ZIP CODE

C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
CITY STATE CA ZIP CODE

D. THE ADDRESS OF GENERAL PARTNER(S)
NAME
ADDRESS
CITY STATE ZIP CODE

E. NAME CHANGE OF A GENERAL PARTNER FROM: TO:

F. GENERAL PARTNER(S) CESSATION Falcon Community Investors, L.P

G. GENERAL PARTNER ADDED
NAME Falcon Cable Communications, LLC
ADDRESS 12444 Powerscourt Drive, #100
CITY St. Louis STATE Missouri ZIP CODE 63131

H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY STATE ZIP CODE

I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS

J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
CITY STATE CA ZIP CODE

K. NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).

4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY) -0-

5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

| SIGNATURE | POSITION OR TITLE | PRINT NAME | DATE |
|---|---|---|---|
| [signature] | Marcy Lifton, Vice President of | Falcon Cable Communications, LLC | 5/24/01 |
| [signature] | Marcy Lifton, Vice President of | Falcon Community Cable, L.P. | 5/24/01 |

SEC/STATE (REV. 10/98)

FORM LP-2 – FILING FEE: $30.00
Approved by Secretary of State

# State of California
## Secretary of State
### Bill Jones

**FILED**
In the Office of the Secretary of State of the State of California
JUL 2 5 2001
BILL JONES, Secretary of State

This Space For Filing Use Only

## AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

**A $30.00 filing fee must accompany this form.**
**IMPORTANT – Read instructions before completing this form.**

1. SECRETARY OF STATE FILE NUMBER: 198924000005
2. NAME OF LIMITED PARTNERSHIP: FALCON COMMUNITY VENTURES I LIMITED PARTNERSHIP

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS
CITY STATE ZIP CODE

C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
CITY STATE CA ZIP CODE

D. THE ADDRESS OF GENERAL PARTNER(S)
NAME
ADDRESS
CITY STATE ZIP CODE

E. NAME CHANGE OF A GENERAL PARTNER FROM: TO:

F. GENERAL PARTNER(S) CESSATION
FALCON COMMUNITY CABLE, L.P.

G. GENERAL PARTNER ADDED
NAME
ADDRESS
CITY STATE ZIP CODE

H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY STATE ZIP CODE

I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS

J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
CITY STATE CA ZIP CODE

K. NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).

4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY)

5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

| SIGNATURE | POSITION OR TITLE | PRINT NAME | DATE |
|---|---|---|---|
| [signature] | Marcy Lifton, Vice President of | FALCON CABLE COMMUNICATIONS, LLC | 7/23/01 |
| [signature] | Marcy Lifton, Vice President of | FALCON COMMUNITY CABLE, L.P. | 7/23/01 |

SEC/STATE (REV. 10/98)

FORM LP-2 – FILING FEE: $30.00
Approved by Secretary of State

# State of California
# Secretary of State
## Bill Jones

**FILED**
In the Office of the Secretary of State
of the State of California
NOV - 8 2002
BILL JONES, Secretary of State

This Space For Filing Use Only

## AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

**A $30.00 filing fee must accompany this form.**
**IMPORTANT– Read instructions before completing this form.**

1. SECRETARY OF STATE FILE NUMBER: 198924000005
2. NAME OF LIMITED PARTNERSHIP: FALCON COMMUNITY VENTURES I LIMITED PARTNERSHIP

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS 12405 Powerscourt Dr.
CITY St. Louis STATE MO ZIP CODE 63131-3674

C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
CITY STATE CA ZIP CODE

D. THE ADDRESS OF GENERAL PARTNER(S)
NAME Falcon Cable Communications, LLC
ADDRESS 12405 Powerscourt Dr.
CITY St. Louis STATE MO ZIP CODE 63131-3674

E. NAME CHANGE OF A GENERAL PARTNER FROM: TO:

F. GENERAL PARTNER(S) CESSATION

G. GENERAL PARTNER ADDED
NAME
ADDRESS
CITY STATE ZIP CODE

H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY STATE ZIP CODE

I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS
LexisNexis Document Solutions Inc.

J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
CITY STATE CA ZIP CODE

K. NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).

4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY)

5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

| SIGNATURE | POSITION OR TITLE | PRINT NAME | DATE |
|---|---|---|---|
| [signature] | Falcon Cable Communications, LLC - GP | Marcy Lifton, Vice President | 10/ /02 |
| | | | |

SEC/STATE (REV. 10/98)

FORM LP-2 – FILING FEE: $30.00
Approved by Secretary of State

| LP-2 | Amendment to Certificate of Limited Partnership (LP) |
|---|---|

To change information of record for your LP, fill out this form, and submit for filing along with:

- A $30 filing fee.
- A separate, non-refundable $15 service fee also must be included, if you drop off the completed form.

Items 3–7: **Only** fill out the information that is changing. Attach extra pages if you need more space or need to include any other matters.

**FILED** DAT
**Secretary of State**
**State of California**
MAR 02 2016
lcc

This Space For Office Use Only

For questions about this form, go to www.sos.ca.gov/business/be/filing-tips.htm

① **LP's File No.** (issued by CA Secretary of State): 198924000005

② **LP's Exact Name** (on file with CA Secretary of State): FALCON COMMUNITY VENTURES I LIMITED PARTNERSHIP

**New LP Name**

③ ______________________
*Proposed New LP Name*
The new LP name: must end with: "Limited Partnership," "LP," or "L.P.," and may not contain "bank," "insurance," "trust," "trustee," incorporated," "inc.," "corporation," or "corp."

**New LP Addresses**

④ a. ______ *Street Address of Designated Office in CA* | *City (no abbreviations)* | CA *State* | *Zip*

b. ______ *Mailing Address of LP, if different from 4a* | *City (no abbreviations)* | *State* | *Zip*

**New Agent/Address for Service of Process** (The agent must be a CA resident or qualified 1505 corporation in CA.)

⑤ a. Corporation Service Company which will do business in California as CSC-Lawyers Incorporating Service
*Agent's Name*

b. ______ *Agent's Street Address (if agent is not a corporation)* | *City (no abbreviations)* | CA *State* | *Zip*

**General Partner Changes**

⑥ a. New general partner: ______ *Name* | *Address* | *City (no abbreviations)* | *State* | *Zip*

b. Address change: ______ *Name* | *New Address* | *City (no abbreviations)* | *State* | *Zip*

c. Name change: Old name: ______ New name: ______

d. Name of dissociated general partner: ______

**Dissolved LP** (Either check box a or check box b and complete the information. Note: To terminate the LP, also file a Certificate of Cancellation (Form LP-4/7), available at www.sos.ca.gov/business/be/forms.htm.)

⑦ a. ☐ The LP is dissolved and wrapping up its affairs.

b. ☐ The LP is dissolved and has no general partners. The following person has been appointed to wrap up the affairs of the LP: ______ *Name* | *Address* | *City (no abbreviations)* | *State* | *Zip*

**Read and sign below:** This form must be signed by (1) at least one general partner; (2) by each person listed in item 6a; and (3) by each person listed in item 6d if that person has not filed a Certificate of Dissociation (Form LP-101). If item 7b is checked, the person listed must sign. If a trust, association, attorney-in-fact, or any other person not listed above is signing, go to www.sos.ca.gov/business/be/filing-tips.htm for more information. If you need more space, attach extra pages that are 1-sided and on standard letter-sized paper (8 1/2" x 11"). All attachments are part of this amendment. Signing this document affirms under penalty of perjury that the stated facts are true.

[signature] *Sign here* | DANIEL J. BOLLINGER, VP, GENERAL COUNSEL, ASST. SECRETARY OF CHARTER COMMUNICATIONS, INC., MEMBER OF FALCON CABLE COMMUNICATIONS, LLC, GENERAL PARTNER *Print your name here* | 02/10/2016 *Date*

______ *Sign here* | ______ *Print your name here* | ______ *Date*

| Make check/money order payable to: Secretary of State | *By Mail* | *Drop-Off* |
|---|---|---|
| Upon filing, we will return one (1) uncertified copy of your filed document for free, and will certify the copy upon request and payment of a $5 certification fee. | Secretary of State<br>Business Entities, P.O. Box 944225<br>Sacramento, CA 94244-2250 | Secretary of State<br>1500 11th Street, 3rd Floor<br>Sacramento, CA 95814 |

Corporations Code § 15902.02
LP-2 (REV 01/2013)

2013 California Secretary of State
www.sos.ca.gov/business/be